Exhibit 10.3

Agreement to Assign and Settle Notes

Whereas, BioNeutral Group Inc. (“BioN”) is indebted to numerous note holders; and

Whereas, BioN  has concluded that as a consequence of BioN’s current financial condition BioN is not likely to be able to repay to its note holders the amounts owed to the note holders; and

Whereas, Vinfluence Pty Ltd, (“VPL”) is attempting to assist BioN in restructuring BioN and assisting BioN to achieve its business objectives,

Now Therefore, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.
BioN hereby represents to VPL that it is indebted to the note holders listed on Schedule 1 hereto in the amounts set forth thereon (the “Schedule 1 Notes”).  BioN hereby represents to VPL that it is indebted to the note holders on Schedule 2 hereto in the amounts set forth thereon (the “Schedule 2 Notes”).  The Schedule 1 and Schedule 2 Notes are sometimes collectively referred to as the “Notes”.

2.
BioN represents and warrants to VPL that it agrees to VPL’s purchase and assumption of all or any portion of the Notes, and will execute any documents required to by BioN to assign the Notes to VPL in the amounts purchased by VPL.  BioN shall execute such further and additional documents, including release agreements, as may be requested by VPL to complete the discharge of indebtedness intended contemplated by this agreement.

3.
BioN shall immediately upon VPL’s request, assemble and transmit to VPL copies of all promissory notes, demands for payment, correspondence, and other documents describing, constituting or referring to the Notes.

4.
BioN agrees to further settle any and all of the Schedule 1 Notes acquired by VPL, from time to time, in exchange for the issuance of such number of shares of BioN’s Series B Convertible Preferred Stock ( the “B Stock”), the designations, rights and preferences of which are set forth in the certificate of designation attached hereto as Schedule 3, equal to the total dollar amount of Schedule 1 Notes acquired by VPL.  BioN agrees to further settle any and all of the Schedule 2 Notes acquired by VPL, from time to time, in exchange for the issuance of such number of shares of BioN’s Series D Convertible Preferred Stock (the “D Stock”), the designation rights and preferences of which are set forth in the Certificate of Designation attached hereto as Schedule 4, equal to the total dollar amount of Schedule 2 Notes acquired by VPL.  For purposes of settling the Notes acquired by VPL the price per share of the Stock shall be $10.00 (by way of example the settlement of $800,000 of Notes shall result in the issuance of 80,000 shares of Stock). BioN shall execute and deliver a stock certificate or certificates evidencing such stock issuance not later than five (5) business days of receipt of the conversion notice. VPL understands that such stock certificates have not been registered for resale, are issued subject to the provisions of SEC Rule 144, are not liquid, and may be subject to restrictions and holding periods governing resale. VPL has reviewed BioN’s current and historical SEC reports and is aware of the risks attendant to accepting BioN stock.

5.
In the event any Note holder set forth in Schedule 1 or Schedule 2 asserts claims against BioN to collect the Notes owed to such Note holder following the delivery of the B or D Stock, VPL shall be responsible for the defense and satisfaction of such claims.

6.
BioN agrees that VPL shall have the right to compromise the Notes in any manner VPL determines is prudent and in the best interests of VPL, and that from and after the date hereof BioN will permit VPL the exclusive right to manage, compromise, defend and satisfy the Note.

7.
This agreement may not be modified or amended except in writing, signed by the parties hereto. Each party has conducted its own diligence and inquiry into the matters which are the subject of this agreement and no party has relied on any promise, statement or representation except as specifically stated in this agreement. This agreement constitutes the full, complete and final expression of the parties understanding with respect to the subject matter hereof. BioN understands that VPL intends to resolve the Note at a steep discount to the face amount of the Note where possible. No party has relied on any representation or promise with respect to the subject matter of this agreement except as set forth herein. This agreement is deemed and agreement made and to be performed in the State of New York and shall be governed and construed in accordance with New York law. The federal and state courts situated in and for New York Count shall be the exclusive venue for any dispute arising hereunder, and the parties consent to the jurisdiction of such courts for such purposes.

Agreed to this 7th day of November, 2011

BioNeutral Group Inc.	Vinfluence Pty Ltd
By: /s/ Andrew Kielbania	By: /s/ Wayne Johnson

SCHEDULE 1—SCHEDULE OF AFFILIATES NOTES

BioNeutral Group Inc.
Notes Payable with accumulated interest up to 09/30/2011

Note #	Name of the Holder	Date Executed	Term	Interest %	Principle	Accumlated Bal
1	Michael Francis	11/13/2009	5 Year	8%	250,000.00	289,096.41
2	Capara Investments LLC	11/13/2009	5 Year	8%	250,000.00	289,096.41
3	Michael Francis	1/4/2010	5 Year	8%	250,000.00	286,909.52
4	Michael Francis	3/8/2010	5 Year	8%	100,000.00	112,942.56
4B	Michael Francis	3/8/2010	5 Year	8%	150,000.00	168,924.36
5	Capara Investments LLC	3/25/2010	5 Year	8%	250,000.00	282,917.02
6	Michael Francis	4/30/2010	5 Year	8%	100,000.00	111,856.58
7	Michael Francis	7/7/2010	5 Year	8%	25,000.00	27,559.92
8	Capara Investments LLC	9/2/2010	5 Year	8%	25,000.00	27,049.09
10	Capara Investments LLC	10/12/2010	5 Year	8%	25,000.00	26,885.10
12	Michael Francis	12/10/2010	5 Year	8%	75,000.00	80,086.37
14	Capara Investments LLC	6/7/2011	5 Year	8%	50,000.00	51,340.00
15	Capara Investments LLC	7/9/2011	5 Year	8%	50,000.00	51,000.00
					1,600,000	1,805,663.34

SCHEDULE 2—SCHEDULE OF NON-AFFILIATE NOTES

BioNeutral Group Inc.
Notes Payable with accumulated interest up to 09/30/2011

Note #	Name of the Holder	Date Executed	Term	Interest %	Principle	Accumlated Bal
9	Blackbeth Holdings	11/30/2010	5 year	8%	50,000.00	53,767.87
11	Herb Kozlov	12/6/2010	5 year	8%	50,000.00	53,391.17
13	Riverfalls Financials	12/15/2010	5 year	8%	100,000.00	106,781.88
16	Blackbeth Holdings	8/1/2011	5 Year	8%	50,000.00	50,666.67
					250,000.00	264,607.59

Schedule 3

Certificate of Designation
For Nevada Corporations
(Pursuant to NRS 78.1955)
BIONEUTRAL GROUP, INC.
File Number: [___________]

Series B Convertible Preferred Stock, to consist of 213,500 shares of the 5,000,000 Authorized shares of Preferred Stock; and have the following terms:

1. Designation, Amount and Par Value.  The series of preferred stock shall be designated as its Series B Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 213,500 (which shall not be subject to increase without the consent of the holders of a majority of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)).  Each share of Preferred Stock shall have a par value of $.001 per share and a stated value equal to the sum of $10 plus all accrued and unpaid dividends to the date of determination to the extent not previously paid in cash or common stock, par value $.00001 per share (“Common Stock”) of the Company in accordance with the terms hereof (the “Stated Value”).

2. Dividends. Except as provided herein, the holders of outstanding shares of the Preferred Stock shall be entitled to receive cash, stock, or other property, as dividends when, as, and if declared by the Board of Directors of the Company. If shares of the Preferred Stock or the common stock of the Company, par value $0.00001 per share (the "Common Stock") are to be issued as a dividend, any such shares shall be issued at Market Value. "Market Value" for the Common Stock for the purposes of this Certificate of Designation shall mean the average of the bid and ask prices for the Common Stock for the five business days preceding the declaration of a dividend by the Board of Directors. "Market Value" with respect to any shares of the Preferred Stock shall be as determined by the Board of Directors, whose decision shall be final and binding on all parties.

3. Liquidation Rights. Upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Preferred Stock shall be entitled to receive out of the assets of the Company for each share of Preferred Stock the Stated Value (the "Liquidation Rate") before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Preferred Stock.

(a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger, consolidation, or other combination of the Company into or with any other corporation, or the merger, consolidation, or other combination of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3. As used herein, the "merger, consolidation, or other combination" shall include, without limitation, a forward or reverse triangular merger, or stock exchange of the Company and any of its subsidiaries with any other corporation.

(b) After the payment to the holders of shares of the Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Preferred Stock, the holders of the Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

(c) In the event the assets of the Company available for distribution to the holders of the Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

4. Conversion of Preferred Stock. At any time, the holder of shares of the Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of such Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of five years, such period ending on the fifth anniversary of the Issue Date. In the event that the holder of the Preferred Stock elects to convert such shares into Common Stock, the holder shall have 10 days from the date of such notice in which to tender his shares of Preferred Stock to the Company.

Any such conversion shall be upon the other following terms and conditions:

(a) Conversion Rate. Subject to adjustment as provided herein, each one (1) share of the Preferred Stock shall be convertible into one hundred twenty-five (125) fully paid and nonassessable shares of the Common Stock (the "Conversion Rate").

(b) Adjustment of Conversion Rate for Dilution and Other Events. In order to prevent dilution of the rights granted to the holders of shares of the Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

(i) Adjustment of Conversion Rate upon Subdivision or Combination of the Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) the authorized Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) the authorized Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately reduced.

(ii) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the
Preferred Stock, to ensure that each of the holders of shares of the Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph will thereafter be applicable to the Preferred Stock The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Preferred Stock, the obligation to deliver to each holder of shares of the Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

(iii) Notices. Immediately upon any adjustment of the Conversion Rate, the Company will give written notice of such adjustment to each holder of shares of the Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

(c) Mechanics of Conversion. To convert shares of the Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to l1:59 p.m. Eastern Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii) surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within one business day of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled, or at the holder’s option, delivery of the shares of Common Stock via the DWAC system to holder’s brokerage account.

(d)  Certain Conversion Restrictions.

(A) A Holder may not convert shares of Preferred Stock or receive shares of Common Stock as payment of dividends hereunder to the extent such conversion or receipt of such dividend payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of dividends on, the shares of Preferred Stock held by such Holder after application of this Section.  Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the shares of Preferred Stock are convertible shall be the responsibility and obligation of the Holder.  The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company.  Other Holders shall be unaffected by any such waiver.

(B) A Holder may not convert shares of Preferred Stock or receive shares of Common Stock as payment of dividends hereunder to the extent such conversion or receipt of such dividend payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of dividends on, the shares of Preferred Stock held by such Holder after application of this Section.  Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the shares of Preferred Stock are convertible shall be the responsibility and obligation of the Holder.  The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

(e) Record Holder. The person or persons entitled to receive shares of the Common Stock issue able upon conversion of shares of the Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

(f) Fractional Shares. The Company shall not be required to issue any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issue able upon conversion of more than one share of the Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of a share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

(g) Re-issuance of Certificates. In the event of a conversion of less than all of the shares of the Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Preferred Stock a new Preferred Stock Certificate representing the remaining shares of the Preferred Stock which were not corrected.

5. Reservation of Shares. The Company shall, so long as any of the shares of the Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Preferred Stock.

6. Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date.

7. Voting Rights.  Except as otherwise provided herein and as otherwise required by law, the Preferred Stock shall have no voting rights.  However, so long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the Holders of a majority of the shares of the Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as set forth in Section 3) senior to or otherwise pari passu with the Preferred Stock, (c) amend its certificate or articles of incorporation or other charter documents so as to affect adversely any rights of the Holders, (d) increase the authorized number of shares of Preferred Stock, or (e) enter into any agreement with respect to the foregoing.
Schedule 4

Certificate of Designation
For Nevada Corporations
(Pursuant to NRS 78.1955)
BIONEUTRAL GROUP, INC.
File Number: [___________]

Series D Convertible Preferred Stock, to consist of 231,100 shares of the 5,000,000 Authorized shares of Preferred Stock; and have the following terms:

1. Designation, Amount and Par Value.  The series of preferred stock shall be designated as its Series D Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 231,100 (which shall not be subject to increase without the consent of the holders of a majority of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)).  Each share of Preferred Stock shall have a par value of $.001 per share and a stated value equal to the sum of $10 plus all accrued and unpaid dividends to the date of determination to the extent not previously paid in cash or common stock, par value $.00001 per share (“Common Stock”) of the Company in accordance with the terms hereof (the “Stated Value”).

2. Dividends. Except as provided herein, the holders of outstanding shares of the Preferred Stock shall be entitled to receive cash, stock, or other property, as dividends when, as, and if declared by the Board of Directors of the Company. If shares of the Preferred Stock or the common stock of the Company, par value $0.00001 per share (the "Common Stock") are to be issued as a dividend, any such shares shall be issued at Market Value. "Market Value" for the Common Stock for the purposes of this Certificate of Designation shall mean the average of the bid and ask prices for the Common Stock for the five business days preceding the declaration of a dividend by the Board of Directors. "Market Value" with respect to any shares of the Preferred Stock shall be as determined by the Board of Directors, whose decision shall be final and binding on all parties.

3. Liquidation Rights. Upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Preferred Stock shall be entitled to receive out of the assets of the Company for each share of Preferred Stock the Stated Value (the "Liquidation Rate") before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Preferred Stock.

(a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger, consolidation, or other combination of the Company into or with any other corporation, or the merger, consolidation, or other combination of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3. As used herein, the "merger, consolidation, or other combination" shall include, without limitation, a forward or reverse triangular merger, or stock exchange of the Company and any of its subsidiaries with any other corporation where the Company is not the surviving entity.

(b) After the payment to the holders of shares of the Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Preferred Stock, the holders of the Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

(c) In the event the assets of the Company available for distribution to the holders of the Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

4. Conversion of Preferred Stock. At any time, the holder of shares of the Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of such Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of five years, such period ending on the fifth anniversary of the Issue Date. In the event that the holder of the Preferred Stock elects to convert such shares into Common Stock, the holder shall have 10 days from the date of such notice in which to tender his shares of Preferred Stock to the Company.

Any such conversion shall be upon the other following terms and conditions:

(a) Conversion Rate. Subject to adjustment as provided herein, each one (1) share of the Preferred Stock shall be convertible into one hundred twenty-five (125) fully paid and nonassessable shares of the Common Stock (the "Conversion Rate").

(b) Adjustment of Conversion Rate for Dilution and Other Events. In order to prevent dilution of the rights granted to the holders of shares of the Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

(i) Adjustment of Conversion Rate upon Subdivision or Combination of the Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) the authorized Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) the authorized Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately reduced.

(ii) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Preferred Stock, to ensure that each of the holders of shares of the Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph will thereafter be applicable to the Preferred Stock The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Preferred Stock, the obligation to deliver to each holder of shares of the Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

(iii) Notices. Immediately upon any adjustment of the Conversion Rate, the Company will give written notice of such adjustment to each holder of shares of the Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

(c) Mechanics of Conversion. To convert shares of the Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to l1:59 p.m. Eastern Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii) surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within one business day of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled, or at the holder’s option, delivery of the shares of Common Stock via the DWAC system to holder’s brokerage account.

(e)  Certain Conversion Restrictions.

(C) A Holder may not convert shares of Preferred Stock or receive shares of Common Stock as payment of dividends hereunder to the extent such conversion or receipt of such dividend payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of dividends on, the shares of Preferred Stock held by such Holder after application of this Section.  Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the shares of Preferred Stock are convertible shall be the responsibility and obligation of the Holder.  The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company.  Other Holders shall be unaffected by any such waiver.

(D) A Holder may not convert shares of Preferred Stock or receive shares of Common Stock as payment of dividends hereunder to the extent such conversion or receipt of such dividend payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of dividends on, the shares of Preferred Stock held by such Holder after application of this Section.  Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the shares of Preferred Stock are convertible shall be the responsibility and obligation of the Holder.  The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

(e) Record Holder. The person or persons entitled to receive shares of the Common Stock issuable upon conversion of shares of the Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

(f) Fractional Shares. The Company shall not be required to issue any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issue able upon conversion of more than one share of the Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of a share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

(g) Re-issuance of Certificates. In the event of a conversion of less than all of the shares of the Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Preferred Stock a new Preferred Stock Certificate representing the remaining shares of the Preferred Stock which were not corrected.

5. Reservation of Shares. The Company shall, so long as any of the shares of the Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Preferred Stock.

6. Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date.

7. Voting Rights.  Except as otherwise provided herein and as otherwise required by law, the Preferred Stock shall have no voting rights.  However, so long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the Holders of a majority of the shares of the Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as set forth in Section 3) senior to or otherwise pari passu with the Preferred Stock, (c) amend its certificate or articles of incorporation or other charter documents so as to affect adversely any rights of the Holders, (d) increase the authorized number of shares of Preferred Stock, or (e) enter into any agreement with respect to the foregoing.

EXHIBIT A
NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to convert shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock indicated below, into shares of common stock, par value $.00001 per share (the “Common Stock”), of BioNeutral Group, Inc., a Nevada corporation (the “Company”), according to the conditions hereof, as of the date written below.  If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.  By tendering this Notice of Conversion, the undersigned hereby covenants to comply with the prospectus delivery requirements under the Securities Act of 1933, as amended, applicable to it with respect to resales of the shares of Common Stock issuable upon the conversion requested hereby pursuant to a registration statement and, in connection therewith, covenants that, unless otherwise specified below, such shares have been or are intended to be sold in ordinary brokerage transactions.

Conversion calculations:
Date to Effect Conversion

Number of shares of Preferred Stock owned prior to Conversion

Number of shares of Preferred Stock to be Converted

Stated Value of shares of Preferred Stock to be Converted

Number of shares of Common Stock to be Issued

Applicable Conversion Price

Number of shares of Preferred Stock subsequent to Conversion

Signature

Name

Address

Accepted and Agreed:
BioNeutral Group, Inc.

By:_____________________________________
     Name:
     Title:

EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to convert shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock indicated below, into shares of common stock, par value $.00001 per share (the “Common Stock”), of BioNeutral Group, Inc., a Nevada corporation (the “Company”), according to the conditions hereof, as of the date written below.  If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.  By tendering this Notice of Conversion, the undersigned hereby covenants to comply with the prospectus delivery requirements under the Securities Act of 1933, as amended, applicable to it with respect to resales of the shares of Common Stock issuable upon the conversion requested hereby pursuant to a registration statement and, in connection therewith, covenants that, unless otherwise specified below, such shares have been or are intended to be sold in ordinary brokerage transactions.

Conversion calculations:
Date to Effect Conversion

Number of shares of Preferred Stock owned prior to Conversion

Number of shares of Preferred Stock to be Converted

Stated Value of shares of Preferred Stock to be Converted

Number of shares of Common Stock to be Issued

Applicable Conversion Price

Number of shares of Preferred Stock subsequent to Conversion

Signature

Name

Address

Accepted and Agreed:
BioNeutral Group, Inc.

By:_____________________________________
     Name:
     Title: